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                                                                    EXHIBIT 10.4

                                 BANCTEC, INC.

                                2000 STOCK PLAN



Scope and Purpose of the Plan.
-----------------------------

        This BancTec, Inc. 2000 Stock Plan (the "Plan") provides for the granting of:

        (a) Incentive Options (hereinafter defined) to certain selected employees and officers of BancTec, Inc., a Delaware corporation (the "Company"), or any Subsidiary (hereinafter defined) thereof; and

        (b) Non-Qualified Stock Options (hereinafter defined) to certain selected employees and officers of the Company or any Subsidiary thereof; and

        (c) Restricted Stock Awards (hereinafter defined) to certain selected employees and officers of the Company or any Subsidiary thereof.

        The purpose of the Plan is to provide an incentive for selected employees and officers of the Company or any Subsidiary thereof to remain in the service of the Company or any Subsidiary thereof, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting able persons to enter the service of the Company or any Subsidiary thereof.

SECTION 1.     Definitions.
               -----------

        1.1.  "Act" shall mean the Securities Exchange Act of 1934, as amended.

        1.2. "Agreement" shall mean the written agreement between the Company and a Participant evidencing the Option or Award granted by the Company and the understanding of the parties with respect thereto.

        1.3. "Award" shall mean an award granted in accordance with the provisions of Section 7 of the Plan.

        1.4. "Board of Directors" shall mean the board of directors of the Company.

        1.5.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

        1.6. "Committee" shall mean the committee appointed pursuant to Section 3 hereof by the Board of Directors to administer this Plan; provided, that if no such committee is appointed by the Board of Directors, the Board of Directors shall have all the authority and obligations of the Committee under the Plan.

        1.7. "Employees" shall mean any person, including, without limitation, an officer of the Company, who, at the time an Option or Award is granted to such person hereunder, is employed by the Company or any Subsidiary thereof.

        1.8.  "Fair Market Value" shall mean:

               (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, the last reported sale price on such exchange on the date in question; or
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               (b) If shares of Stock of the same class shall not be listed or admitted to unlisted trading privileges as provided in Subsection 1.8(a) and sales prices therefor in the over-the-counter market shall be reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System at the date of determining the Fair Market Value, the last reported sale price so reported on the date in question; or

               (c) If shares of Stock of the same class shall not be listed or admitted to unlisted trading privileges as provided in Subsection 1.8(a) and sales prices therefor shall not be reported by the NASDAQ National Market System as provided in Subsection 1.8(b), and bid and asked prices therefor in the over-the-counter market shall be reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, the average of the closing bid and asked prices on the date in question; and

               (d) If shares of Stock of the same class shall not be listed or admitted to unlisted trading privileges as provided in Subsection 1.8(a) and sales prices or bid and asked prices therefor shall not be reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.8(b) or Subsection 1.8(c) at the date of determining the Fair Market Value, the value determined in good faith by the Board of Directors.

        For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one which, by its terms, will never lapse.

        1.9. "Incentive Options" shall mean an Option granted to a Participant pursuant to the Plan that constitutes and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code.

        1.10. "Non-Qualified Options" shall mean an Option granted to a Participant pursuant to the Plan that does not constitute an Incentive Option or is designated to be an Option other than an Incentive Option.

        1.11. "Options" shall mean either Incentive Options or Non-Qualified Options, or both.

        1.12. "Participant" shall mean an Employee to whom an Option and/or Award has been granted.

        1.13. "Stock" shall mean the Company's authorized $.01 par value common stock, together with any other securities with respect to which Options granted hereunder may become exercisable.

        1.14.  "Subsidiary" of the Company shall have the meaning set forth in
Section 424(f) of the Code.


SECTION 2.     Stock and Maximum Number of Shares Subject to the Plan.
               ------------------------------------------------------

        2.1. Description of Stock and Maximum Shares Allocated. Both Options and Awards granted hereunder give a Participant the right to acquire Stock which may be authorized and unissued shares or shares reacquired for any reason and held as treasury stock, as the Committee may, in its sole and absolute discretion, from time to time determine.

        Subject to the adjustments in Section 8 hereof, the aggregate number of
(a) shares of Stock that may be the subject of an Award hereunder and (b) shares of Stock that may be issued pursuant to the exercise of all Options granted hereunder shall not exceed 2,000,000 shares of Stock.

        2.2. Reissuance. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option and/or Award granted under the Plan. If any shares of Common Stock issued or sold pursuant to an Award

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or the exercise of an Option shall have been repurchased by the Company, then such shares may again be subject to an Option and/or Award granted under the Plan.

        2.3.  Special Incentive Option Limitations.

        (a) Notwithstanding any provision contained herein to the contrary, a person shall not be eligible to receive an Incentive Option hereunder unless such person is an employee of the Company or any Subsidiary thereof.

        (b) Nor shall a person be eligible to receive an Incentive Option hereunder if such person, at the time such Option is granted, would own (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, unless at the time such Incentive Option is granted, (i) the exercise price per share of Stock is at least one hundred and ten percent (110%) of the Fair Market Value of each share of Stock to which the Incentive Option relates and (ii) the Incentive Option is not exercisable after the expiration of five (5) years from the date it is granted.

        2.4. Issuance of Stock in Name of Participant. Upon issuance of Stock to any Participant pursuant to the terms of this Plan and any Participant's Agreement, such Stock shall only be issued into the name of the Participant or his legal representative subject to such restrictions as may be determined by the Committee.

        2.5 Maximum Number of Shares and Awards That May be Granted. Notwithstanding any other provision of this Plan or any Agreement, the maximum number of shares of Stock that any Employee may acquire hereunder pursuant to an Award is 500,000 shares.

SECTION 3.     Administration of the Plan.
               --------------------------

        3.1 Committee. Subject to the proviso in Section 1.6 hereof, the Plan shall be administered by the Committee. The Committee shall consist of non-employee members of the Board of Directors. All members of the Committee shall be "disinterested persons," as defined in Rule 16b-3 promulgated under the Act, and "outside directors" within the meaning of Treasury regulation Section 1.162-27(e)(3).

        3.2 Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto. Vacancies on the Committee, however caused, shall be filled by action of the Board of Directors.

        3.3 Committee's Powers. Subject to the express provisions hereof, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; and (b) to make all other determinations and perform all other acts necessary or advisable for administering the Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency.

        3.4 Expenses, Etc. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, and other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions, or valuations of any such persons. No member of the Committee shall be liable for any actions determined or interpretation taken or made in good faith with respect to the Plan or any Option and/or Award granted hereunder.

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SECTION 4.     Eligibility and Participation.
               -----------------------------

        4.1. Eligible Individuals. Options and/or Awards may be granted hereunder only to persons who are Employees at the time of the grant thereof. The Committee shall have the sole authority to select the persons to whom Options and/or Awards are to be granted hereunder.

        4.2. No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Option or to receive an Award. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

        4.3 Date of Grant. The date on which the Committee completes all action resolving to grant an Option or Award, including specification of the number of shares of Stock subject to the Option or Award, shall be the date on which the Option or Award is granted, even though certain terms of the Agreement may not be determined at that time and even though the Agreement may not be executed until a later time.

SECTION 5.     Grant of Options and/or Awards.
               ------------------------------

        5.1 Options. The Committee shall have the sole authority and discretion under the Plan (a) to select the Employees who are to be granted Options hereunder; (b) to designate whether any Option to be granted hereunder is to be an ISO or a Non-Qualified Option; (c) to establish the number of shares of Stock that may be subject to each Option; (d) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (e) to determine the amount (not less than the par value per share) and the form of the consideration that may be used to purchase shares of Stock upon exercise of any Option, including, without limitation, the circumstances under which issued and outstanding shares of Stock owned by a Participant may be used by the Participant to exercise an Option; (f) to impose restrictions and/or conditions with respect to shares of Stock acquired upon exercise of an Option; (g) to determine the circumstances under which shares of Stock acquired upon exercise of any Option may be subject to repurchase by the Company; (h) to determine the circumstances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Stock acquired upon exercise of an Option may be subject to the Company's right of first refusal, as well as the terms and conditions of any such right of first refusal; (j) to establish a vesting provision for any Option relating to the time when or the circumstances under which the Option may be exercised by a Participant, including, without limitation, vesting provisions that may be contingent upon (i) the Company's meeting specified financial goals, (ii) a change of control of the Company, or (iii) the occurrence of other specified events; (k) to accelerate the time when outstanding Options may be exercised; provided, however, that any ISO's shall be deemed "accelerated" within the meaning of Section 424(h) of the Code; and (l) to establish any other terms, restrictions, and/or conditions applicable to any Option not inconsistent with the provisions of the Plan.

          In addition, at the request of a Participant and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Participant, shall pay to the Company the exercise price of the Option being exercised and the Company shall promptly deliver the exercised shares of Stock to the brokerage firm. To accomplish this transaction, the Participant must deliver to the Company an exercise notice containing irrevocable instructions from the Participant to the Company to deliver the Stock certificate(s) representing shares of Stock directly to the brokerage firm. Upon receiving a copy of the exercise notice acknowledged by the Company, the brokerage firm shall sell the number of shares of Stock or loan the Participant an amount sufficient to pay the exercise price and any withholding obligations due. The brokerage firm shall then deliver to the Company that portion of the sale or loan proceeds necessary to cover the exercise price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes the transaction would give rise to the Participant's liability for short-swing profits under Section 16(b) of the Act.

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        5.2  Awards.  The Committee shall have the sole authority and discretion under the Plan (a) to select the Employees who are to be granted Awards hereunder; (b) to determine the amount, if any, to be paid by a Participant to acquire shares of Stock pursuant to an Award, which amount may be equal to, more than, or less than 100% of the fair market value of such shares on the date the Award is granted; (c) to determine the time or times and the conditions subject to which Awards may be made; (d) to determine the time or times and the conditions subject to which the shares of Stock subject to an Award are to become vested and no longer subject to repurchase by the Company; (e) to establish transfer restrictions and the terms and conditions on which any such transfer restrictions with respect to shares of Stock acquired pursuant to an Award shall lapse; (f) to establish vesting provisions with respect to any shares of Stock subject to an Award, including, without limitation, vesting provisions which may be contingent upon (i) the Company's meeting specified financial goals, (ii) a change of control of the Company, or (iii) the occurrence of other specified events; (g) to determine the circumstances under which shares of Stock acquired pursuant to an Award may be subject to repurchase by the Company; (h) to determine the circumstances and conditions subject to which any shares of Stock acquired pursuant to an Award may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Stock acquired pursuant to an Award may be subject to the Company's right of first refusal, as well as the terms and conditions of any such right of first refusal; (j) to determine the form of consideration that may be used to purchase shares of Stock pursuant to an Award, including, without limitation, the circumstances under which issued and outstanding shares of Stock owned by a Participant may be used by the Participant to purchase the Stock subject to an Award; (k) to accelerate the time at which any or all restrictions imposed with respect to any shares of Stock subject to an Award will lapse; and (l) to establish any other terms, restrictions, and/or conditions applicable to any Award not inconsistent with the provisions of the Plan.

SECTION 6.     Terms and Conditions of Options
               -------------------------------

        6.1. ISO's. The terms and conditions of each ISO granted under the Plan shall be specified by the Committee and shall be set forth in an ISO Agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder.

        The terms and conditions of each ISO Agreement shall include the following:

               (a) The option price shall be fixed by the Committee but shall in no event be less than 100% (or 110% in the case of an Employee referred to in Section 2.3(b) hereof) of the Fair Market Value of the shares of Stock subject to the ISO on the date the ISO is granted.

               (b) ISO's, by their terms, shall not be transferable otherwise than by will or the laws of descent and distribution, and, during a Participant's lifetime, an ISO shall be exercisable only by the Participant.

               (c) The Committee shall fix the term of all ISO's granted pursuant to the Plan, including, without limitation, the date on which such ISO shall expire and terminate; provided however, that such term shall in no event exceed ten years from the date on which such ISO is granted or, in the case of an ISO granted to an Employee referred to in
        Section 2.3(b) hereof, such term shall in no event exceed five years from the date on which such ISO is granted. Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee, in its sole discretion.

               (d) To the extent that the Company or any Parent or Subsidiary thereof is required to withhold any Federal, state, or local taxes in respect of any compensation income realized by the Participant as a result of any "disqualifying disposition" of any shares of Stock

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        acquired upon exercise of an ISO granted hereunder, the Company may deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state, or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state, or local taxes, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

               (e) The terms and conditions of each ISO Agreement may include the following provisions:

                    (i) In the event the Participant's full-time employment by the Company or any Parent or Subsidiary thereof shall be terminated by reason other than misconduct or shall be terminated by the Participant for any reason whatsoever other than as a result of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one month after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

                    (ii) In the event the Participant's full-time employment by the Company or any Parent or Subsidiary thereof shall terminate by reason other than (x) a termination specified in clause (i) above or (y) by reason of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within three months after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

                    (iii) In the event the Participant shall cease to be employed by the Company or any Parent or Subsidiary thereof on a full-time basis by reason of the Participant's "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

                    (iv) In the event the Participant shall die while in the employ of the Company or a Parent or Subsidiary thereof (or within a period of one month after ceasing to be an Employee for any reason other than the Participant's "disability" (within the meaning of Section 22(e)(3) of the code) or within a period of one year after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any ISO held by such Participant at the time of the Participant's death may only be exercised within one year after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such ISO at the time of his death. In such event, such ISO may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the ISO directly from the Participant by bequest or inheritance.

                    (v) In the event the Participant's full-time employment by the Company or any Parent or Subsidiary thereof shall terminate by reason of misconduct, (x) the portion, if any, of an Award or Option that remains unexercised, including that portion, if any, that pursuant to the Agreement is not yet exercisable, at the time of the Participant's termination of employment, shall terminate and cease to be exercisable as of such

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               time and (y) the shares of Restricted Stock with respect to which the restrictions applicable to such Restricted Stock have not lapsed shall revert to the Company. "Misconduct" shall be as defined in the Company's Policies and Procedures Manual.

               (f) With respect to any Incentive Option granted under the Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Company or a Subsidiary) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Company or its Subsidiaries (or a predecessor corporation of any such corporation) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings. As used in the previous sentence, Fair Market Value shall be determined as of the Date of Grant of the Incentive Option. For purposes of this subsection, "predecessor corporation" means (a) a corporation that was a party to a transaction described in
        Section 424(a) of the Code (or which would be so described if a substitution or assumption under that section had been effected) with the Company; (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Company or a predecessor corporation of any such corporation; or (c) a predecessor corporation of any such corporations.

               (g) To the extent an Option (or any portion thereof) intended to be an Incentive Option fails to constitute an incentive option under
        Section 422 of the Code, such portion of the Option which fails to so qualify shall be deemed to be a Non-Qualified Option under this Plan.

        6.2 Non-Qualified Options. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a Non-Qualified Option Agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each Non-Qualified Option will be such, and each Non-Qualified Option Agreement shall expressly so state, that each Non-Qualified Option issued hereunder shall not constitute nor be treated as an "incentive stock option" (as defined in Section 422 (b) of the Code), but will be a "non-qualified stock option" for Federal, state, and local income tax purposes. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder.

        The terms and conditions of each Non-Qualified Option Agreement shall include the following:

               (a) The option (exercise) price shall be fixed by the Committee and may be equal to, more than, or less than 100% of the Fair Market Value of the shares of Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted.

               (b) The Committee shall fix the term of all Non-Qualified Options granted pursuant to the Plan, including, without limitation, the date on which such Non-Qualified Option shall expire and terminate.
        Such term may be more than ten years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions, including, without limitation, provisions governing the rights to exercise such Non-Qualified Option, and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion; provided, however, that in no event shall any Non-Qualified Option granted to any officer of the Company who is subject to Section 16 of the Exchange Act become exercisable, in whole or in part, prior to the date that is six months after the date such Non-Qualified Option is granted to such officer.

               (c) Non-Qualified Options shall not be transferable otherwise than by will or the laws of descent and distribution, and during the Participant's lifetime a Non-Qualified Option shall be exercisable only by the Participant.

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               (d)   The terms and conditions of each Non-Qualified Option may
        include the following provisions:

                    (i) In the event the Participant's full-time employment by the Company or any Parent or Subsidiary thereof shall be terminated by reason other than misconduct or shall be terminated by the Participant for any reason whatsoever other than as a result of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within one month after the date on which the Participant ceased to be employed, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which the Participant ceased to be employed.

                    (ii) In the event the Participant's full-time employment by the Company or any Parent or Subsidiary thereof shall terminate by reason other than (x) a termination specified in clause (i) above or (y) by reason of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within three months after the date on which the Participant ceased to be employed, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which the Participant ceased to be employed.

                    (iii) In the event the Participant shall cease to be an Employee of the Company or any Parent or Subsidiary thereof on a full-time basis by reason of the Participant's "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be employed, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which the Participant ceased to be employed.

                    (iv) In the event the Participant shall die while an Employee of the Company or a Parent or Subsidiary thereof (or within a period of one month after ceasing to be an Employee by reason other than the Participant's "disability" (within the meaning of Section 22(e)(3) of the Code) or within a period of one year after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any Non-Qualified Option held by such Participant at the time of the Participant's death may only be exercised within one year after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option at the time of the Employee's death. In such event, such Non-Qualified Option may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the Non-Qualified Option directly from the Participant by bequest or inheritance.

                    (v) In the event the Participant's full-time employment by the Company or any Parent or Subsidiary thereof shall terminate by reason of misconduct, (x) the portion, if any, of an Award or Option that remains unexercised, including that portion, if any, that pursuant to the Agreement is not yet exercisable, at the time of the Participant's termination of employment, shall terminate and cease to be exercisable as of such time and (y) the shares of Restricted Stock with respect to which the restrictions applicable to such Restricted Stock have not lapsed shall revert to the Company. "Misconduct" shall be as defined in the Company's Policies and Procedures Manual.

               (e) To the extent that the Company is required to withhold any Federal, states or local taxes in respect of any compensation income realized by the Participant in respect of a

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        Non-Qualified Option grated hereunder or in respect of any shares of
        Stock acquired upon exercise of a Non-Qualified Option, the Company may deduct from any payment of any kind otherwise due to such Participant the aggregate amount of such Federal, state, or local taxes required to be so withheld, or, if such payments are insufficient to satisfy such Federal, state, or local taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

SECTION 7.     Terms and Conditions of Awards.
               ------------------------------

        The terms and conditions of each Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Participant and the Company, in such form as the Committee shall approve. The terms and provisions of any Award granted hereunder need not be identical to those of any other Award granted hereunder.

        The terms and conditions of each Award may include the following:

               (a) The amount, if any, to be paid by the Participant to acquire the shares of Stock pursuant to an Award shall be fixed by the Committee and may be equal to, more than, or less than 100% of the fair market value of the shares of Stock subject to the Award on the date the Award is granted.

               (b) Each Award shall contain such vesting provisions, such transfer restrictions and such other restrictions and conditions as the Committee, in its sole discretion, may determine, including, without limitation, the circumstances under which the Company shall have the right and option to repurchase shares of Stock acquired pursuant to an Award.

               (c) Stock certificates representing Stock acquired pursuant to an Award shall bear a legend referring to any restrictions imposed on such Stock and such other matters as the Committee may determine.

               (d) To the extent that the Company is required to withhold any Federal, state, or local taxes in respect of any compensation income realized by the Participant in respect of an Award granted hereunder, in respect of any shares acquired pursuant to an Award, or in respect of the vesting of any such shares of Stock, then the Company may deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state, or local taxes required to be so withheld, or if such payments are insufficient to satisfy such Federal, state, or local taxes, or if no such payments are due or to become due to such Participant, then such Participant will be required to pay to the Company, or make other arrangement satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

SECTION 8.     Adjustments.
               -----------

        (a) In the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's common stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another entity in each such case through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination, or exchange of shares, or declaration of any dividends payable in common stock, the Committee in good faith shall, subject to the provisions of Section 8(c) below if the circumstances therein specified are applicable, appropriately adjust (i) the number of shares of Stock and the option price per share, subject to the unexercised portion of any outstanding Option to the nearest possible full share; provided, however, that the limitations of Section
                             --------  -------
424 of the Code shall apply with respect to adjustments made to ISO's, (ii) the number of shares of Stock to be acquired pursuant to an Award which have not become vested, and (iii) the number of shares of Stock for which Options and/or Awards may be granted under the Plan, as set forth in Section 2.1 hereof, and such adjustments shall be effective and binding for all purposes of the Plan.

        (b) If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another entity, or the sale of all or substantially all its assets to another entity, shall be effected in such a way that holders of Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Stock, then, subject to the provisions of Section 8(c) below if the circumstances therein specified are applicable, each holder of an Option shall thereafter have the right to purchase, upon the exercise of the Option in accordance with the terms and conditions specified in the option agreement governing such Option and in lieu of the shares of Stock immediately theretofore receivable upon the exercise of such Option, such shares of stock, securities, or assets (including, without limitation, cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Stock equal to the number of shares of such Stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, or sale not taken place.

        (c) Notwithstanding Sections 8(a) and 8(b) hereof, in the event of (i) any offer to holders of the Company's common stock generally relating to the acquisition of all or substantially all of their shares, including, without limitation, through purchase, merger, or otherwise, or (ii) any proposed transaction generally relating to the acquisition of substantially all of the assets or business of the Company (herein sometimes referred to as an "Acquisition"), the Board of Directors may, in its sole discretion, cancel any outstanding Options; provided, however, that the limitations of Section 424 of
                     --------  -------
the Code shall apply with respect to adjustments made to ISO's, and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value, as determined by the Board of Directors acting in good faith, equal to the product of (A) the number of shares of Stock (the "Option Shares") that, as of the date of the consummation of such Acquisition, the Participant of such Option had become entitled to purchase (and had not purchased) multiplied by (B) the amount, if any, by which (1) the formula or fixed price per share paid to holders of shares of Stock pursuant to such Acquisition exceeds (2) the option price applicable to such Option Shares.

SECTION 9.    Remedies.
              --------

        9.1. Remedies. The Company shall be entitled to recover from the Participant reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

        9.2. Specific Performance. The Company shall be entitled to enforce the terms and provisions of this Section 9, including the remedy of specific performance, in Dallas, Dallas County, Texas.

SECTION 10.    Termination of the Plan.
               -----------------------

        The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial adoption by the Board of Directors. No Option and/or Award may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option and/or Award theretofore granted under the Plan, without the consent of the holders of such Option and/or Award.

SECTION 11.    Amendment of the Plan.
               ---------------------

        The Board of Directors may, insofar as permitted by law, with respect to any shares at the time that are not subject to Options and/or Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that, without the approval of the holders of a majority of the outstanding shares of voting stock of all classes of the Company, no such revision or amendment shall (a) cause the Plan to no longer comply with the requirements of Section 16(b) of the Act, any rule promulgated thereunder, any successor statute or rule or other such regulatory requirements,
(b) in any manner cause Incentive Options issued under it to fail to satisfy the requirements applicable to incentive stock options as defined in Section 422 of the Code, (c) increase (except for increases due to adjustments in accordance with Section 8 hereof) the aggregate number of shares of Stock for which Options and/or Awards may be granted hereunder, (d) decrease the minimum exercise price specified by the Plan in respect of ISO's, or (e) change the class of Employees eligible to receive ISO's under the Plan.

SECTION 12.    General.
               -------

        12.1. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options and Awards shall be used for general corporate purposes.

        12.2. Right of the Company and Any Subsidiary to Terminate Employment. Nothing contained in the Plan, or in any Agreement, shall confer upon any Participant the right to continue in the employ of the Company or any Subsidiary thereof, or interfere in any way with the rights of the Company or any Subsidiary thereof to terminate the Participant's employment any time.

        12.3. No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable, even if negligent, for any act, omission, or determination taken or made in good faith with respect to the Plan or any Option or Award granted thereunder, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense, including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith, arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

        12.4. Information Confidential. As partial consideration for the granting of each Option and/or Award hereunder, the Agreement may, in the Committee's sole and absolute discretion, provide that the Participant shall agree with the Company that the Participant will keep confidential all information and knowledge that the Participant has relating to the manner and amount of the Participant's participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Participant's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration such breach in determining whether to recommend the grant of any future Option and/or Award to such Participant as a factor militating against the advisability of granting any such future Option and/or Award to such individual.

        12.5. Other Benefits. Participation in the Plan shall not preclude the Participant from eligibility in any other stock option plan of the Company or any Subsidiary thereof or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plans which the Company or any Subsidiary thereof has adopted, or may, at any time, adopt for the benefit of its Employees.

        12.6. Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to the Participant, or to the Participant's legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Participant, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

        12.7. No Guarantee of Interests. The Committee, the Board of Directors and the Company, individually and collectively, do not guarantee the Stock of
                                                   ---
the Company from loss or depreciation.

        12.8. Company Records. Records of the Company or any Subsidiary thereof regarding the Participant's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

        12.9. Information. The Company and any Subsidiary thereof shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

        12.10. No Liability of Company. The Company assumes no obligation or responsibility to the Participant or the Participant's legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

        12.11. Company Action. Any action required of the Company shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

        12.12. Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

        12.13. Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail or by a nationally recognized courier service. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has previously specified by written notice delivered in accordance herewith or, if by courier, twenty-four (24) hours after it is sent, addressed as described in this Section. The Company or the Participant may change, at any time and from time to time, by written notice to the other, the address that had been previously specified for receiving notices. Until changed in accordance herewith, the Company and the Participant shall specify as its and his address for receiving notices the address set forth in the Agreement pertaining to the shares to which such notice relates.

        12.14. Waiver of Notice. Any person entitled to notice hereunder may waive such notice.

        12.15. Successors. The Plan shall be binding upon the Participant, the Participant's legal representatives, heirs, legatees and distributees, upon the Company, its successors and assigns, and upon the Committee and its successors.

        12.16. Headings. The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

        12.17. Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by Federal law. Questions arising with respect to the provisions of an Agreement that are matters of contract law shall be governed by the laws of the state specified in such Agreement, except to the extent preempted by Federal law and except to the extent that Delaware corporate law conflicts with the contract law of such state, in which event Delaware corporate law shall govern. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

        12.18. Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

SECTION 13.    Approval of Shareholders.
               ------------------------

        The Plan shall take effect on the date it is approved by the shareholders of the Company. If this Plan is not approved by the holders of a majority of the outstanding shares of equity securities of the Company having voting rights within the period beginning on the date the Board of Directors adopts the Plan and ending twelve (12) months after the date the Plan is adopted by the Board of Directors, none of the Options granted hereunder shall constitute Incentive Options; and in the event that the Plan is not so approved on or before the first annual meeting of stockholders of the Company following the date the Board of Directors adopts the Plan, if any Awards or Options are granted under the Plan before the date such stockholders do approve the Plan to individuals subject to suit under Section 16b of the Act at the time of grant, such Awards or Options shall be null, void, and of no force and effect as of their grant date. If subsequent to the adoption of this Plan, the rules and regulations promulgated under the Act associated with the beneficial treatment of certain events under Section 16(b) of the Act are amended so as to remove a requirement for shareholder approval listed in this Section 13 or in Section 10, and the Code does not require shareholder approval, that requirement for shareholder approval in this Section 13 and Section 10 shall be automatically deleted from this Plan.